UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 17, 2020

SIMPLICITY ESPORTS AND GAMING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7000 W. Palmetto Park Rd., Suite 505

Boca Raton, FL 33433

(Address of Principal Executive Offices)

(855) 345-9467

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, Simplicity Esports and Gaming Company (the “Company”) has applied to list its common stock and warrants on the Nasdaq Capital Market. In order to obtain Nasdaq Capital Market listing approval, the Company obtained approval of its Board of Directors and stockholders of (i) a reverse stock split of the outstanding shares of the Company’s common stock in the range from 1-for-2 to 1-for-10, which ratio was to be selected by the Company’s Board of Directors, with any fractional shares being rounded up to the next higher whole shares (the “Reverse Split”). In addition, as previously disclosed, on September 28, 2020, the Company’s Board of Directors approved the Reverse Split in a ratio of 1-for-6 and on September 29, 2020, the Company filed an amended and restated certificate of amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), implementing the Reverse Split in a ratio of 1-for-6, effective October 13, 2020. Furthermore, as previously disclosed, on October 12, 2020, the Company filed a certificate of amendment to the Certificate of Incorporation changing the effective date of the Reverse Split, in a ratio of 1-for-6, to November 4, 2020. On November 2, 2020, the Company filed a certificate of amendment to the Certificate of Incorporation changing the effective date of the Reverse Split, in a ratio of 1-for-6, to November 18, 2020.

On November 17, 2020, the Company filed a certificate of amendment to the Certificate of Incorporation changing the Reverse Split ratio to 1-for-8, effective November 19, 2020. The Company expects that the Reverse Split in a ratio of 1-for-8 will be effective on or about November 19, 2020; provided, however, that in no event will the Reverse Split become effective until it has been processed by the Financial Industry Regulatory Authority (FINRA). The Reverse Split is intended to allow the Company to meet the minimum share price requirement of the Nasdaq Capital Market. There is no assurance that the Company’s listing application will be approved by the Nasdaq Capital Market.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Third Amended and Restated Certificate of Incorporation, as amended, filed with Delaware Secretary of State on November 17, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMPLICITY ESPORTS AND GAMING COMPANY

Date: November 18, 2020	By:	/s/ Jed Kaplan
Jed Kaplan
Chief Executive Officer and interim Chief Financial Officer